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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 10, 1999
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


          NEBRASKA                   1-11515                    47-0658852
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number            Identification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                            68124
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number including area code: (402) 554-9200
                                                   --------------

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
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Item 5.  Other Events:
----------------------

     On May 11, 1999, Commercial Federal Corporation ("Commercial Federal") announced the resignation of board member W. A. Krause effective May 10, 1999.

     Commercial Federal's press release dated May 11, 1999, regarding the resignation is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

         (a)  Exhibits:

              Exhibit 99.   Press release dated May 11, 1999.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 -----------------------------------------------
                                 (Registrant)


Date:  May 13, 1999              /s/ James A. Laphen
       ------------------        -----------------------------------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  May 13, 1999              /s/ Gary L. Matter
       ------------------        -----------------------------------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary
                                 (Principal Accounting Officer)

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